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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                ---------------

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934







Date of report (Date of earliest event reported): April 25, 1997
                                                  -----------------------------

                        TRIATHLON BROADCASTING COMPANY
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              (Exact name of registrant as specified in charter)



        Delaware                        0-26530                33-0668235
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(State or Other Jurisdiction      (Commission File No.)       (IRS Employer
    of Incorporation)                                       Identification No.)

Symphony Towers, 750 B Street, Suite 1920, San Diego, CA                  92101
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (619) 239-4242
                                                     --------------------------


                                      N/A
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(Former name or former address, if changed since last report)




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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS


         On April 25, 1997, the Company completed the purchase of radio stations from Southern Skies Corporation ("Southern Skies") by acquiring the assets of radio stations KSSN-FM and KMVK-FM, both operating in the Little Rock, Arkansas market. The total purchase price for these radio stations, together with the purchase price of radio stations KZSN-FM and KZSN-AM, both operating in the Wichita, Kansas market, purchased from Southern Skies in January, 1997, was $22.6 million in cash, 46,189 shares of the Company's Class A Common Stock, and the payment of $750,000 pursuant to a five-year non-competition agreement with one of Southern Skies' principals. The purchase price was arrived at through arms-length negotiations and the acquisition was financed through additional borrowings available under the Company's Credit Agreement.

ITEM 5.           OTHER EVENTS

         On April 25, 1997, the Company also completed the purchase of the assets of radio station KOLL-FM, also operating in the Little Rock, Arkansas market, for a total purchase price of $4.1 million, $3.5 million of which had previously been paid to Multi-Market Radio, Inc. an affiliate of the Company which merged with SFX Broadcasting, Inc. in November 1996, in connection with a local marketing agreement for KOLL-FM.

         The Company has entered into an agreement with Clear Channel, Inc. pursuant to which the Company will sell to Clear Channel the three radio stations owned and operated by the Company in the Little Rock, Arkansas market. The aggregate sale price is approximately $20.0 million.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS


         (a)      Financial Statements of Businesses Acquired

         As of the date of the filing of this Form 8-K, it is impracticable to provide the required financial statements. The required financial statements will be filed no later than 60 days from the date this Form 8-K was required to be filed.

         (b)      Pro Forma Financial Information

         As of the date of the filing of this Form 8-K, it is impracticable to provide the required pro forma financial information. The required pro forma financial information will be filed no later than 60 days from the date this Form 8-K was required to be filed.

         (c)      Exhibits

         2.1 Amendment dated November 26, 1996 to the Asset Purchase Agreement dated as of February 8, 1996 by and between Triathlon Broadcasting of Little Rock, Triathlon Broadcasting Company, Southern Skies Corporation and Arkansas Skies Corporation (incorporated by reference to the Registrant's Form 8-K filed with the Commission on December 9, 1996).

         2.2 Asset Purchase Agreement dated February 8, 1996 among Southern Skies Corporation, Arkansas Skies Corporation, Triathlon Broadcasting of Little Rock, Inc. and Triathlon Broadcasting Company (incorporated by reference to the Registrant's Registration Statement on Form SB-2 (File No. 333-1186) as amendmend, orignially filed with the Commission on February 9, 1996)




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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                       TRIATHLON BROADCASTING COMPANY

                                       By:         /s/ Jan E. Chason
                                           -----------------------------------
                                           Name:    Jan E. Chason
                                           Title:   Chief Financial Officer
                                                    and Treasurer


Date:    May 8, 1997

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